

Annual Meeting of Shareholders
June 4, 2015

Tredegar CORPORATION



Greg Williams

Tredegar
CORPORATION



George Freeman



Bill Gottwald



Greg Williams



Greg Williams



Nancy Taylor

Tredegar Corporation
Translating Strategy into Action

- Well-positioned for future growth in attractive markets
  - Leadership positions in diverse markets
  - Strength of product innovation is creating additional value
- Recent investments in added capacity and capabilities are in place
- Poised for earnings growth and cash flow generation

Tredegar Corporation

Forward-Looking Statements

Certain statements contained in this presentation are forward-looking statements. Pursuant to federal securities regulations, we have set forth cautionary statements relating to those forward-looking statements in our Annual Report on Form 10-K for the year ended December 31, 2014, in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and other filings with the Securities and Exchange Commission. We urge readers to review and carefully consider these cautionary statements and the other disclosures we make in our filings with the SEC.

This presentation contains non-GAAP financial measures that are not determined in accordance with United States GAAP. These non-GAAP financial measures should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with United States GAAP. A reconciliation of those financial measures to United States GAAP financial measures is included under "Supplemental Information" in this presentation and is available on the company's website at www.tredegar.com under "Investors".

The presentation speaks as of the date thereof. Tredegar is not, and should not be deemed to be, updating or reaffirming any information contained therein. We do not undertake, and expressly disclaim any duty, to update any forward-looking statements made in this presentation to reflect any change in management's expectations or any change in conditions, assumptions or circumstances on which such statements are based.

Tredegar CORPORATION

Tredegar CORPORATION



Mary Jane Hellyar

Tredegar Corporation

Film Products: Strengths

- Innovative portfolio of industry-leading products, with broad capabilities in high-performance plastic films, elastics, and laminate material technologies
- Global footprint, producing to the highest quality standards, with local supply and service capabilities
- Leadership positions in attractive core markets and strong long-term relationships with global market-leading customers
- Positive market dynamics and growth trends in multiple end-use markets are driving global demand

Tredegar Corporation

Film Products: Flexible Packaging Market Dynamics



WORLD BOPET FILM
Volume (kilotonnes)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
100%
95%
90%
85%
80%
75%
70%
65%
60%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Capacity
Production
Utilisation %

Global Market Projected to Improve in Coming Years

PCI Films Consulting LTD, June 2014 Report

Tredegar CORPORATION

Tredegar Corporation

Film Products: Personal Care Customer Base

($317 million Net Sales[1] in 2014)



Other Global and Regional Customers
40%
60%
Procter & Gamble

Kimberly-Clark

Johnson & Johnson

First Quality

Ontex

SCA

恒安集团
HENGAN

P&G

Tredegar
CORPORATION

[1] *Net sales defined as sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

Tredegar Corporation

Film Products: Personal Care Product Development

Baby Diaper and Adult Incontinence Areas of Development


Elastic Ear
(elastic side panel
on pants)
Elastic
Waistband
Acquisition
Distribution
Layer

Tredegar CORPORATION

Tredegar Corporation

Film Products: Surface Protection Overview

Typical LCD Optical Stack (examples: TVs, Smartphones)



Touch Panel
Cover Glass **
Conductive Layer
Sensor Substrate
Circular Polarizer **
LCD Module
Glass **
Color Filler
TFT Circuits
Glass **
Polarizer Assembly
Retardation Film **
Polarizer Film *
Backlight Assembly
Dual Brightness **
Prism Sheet *
Diffuser
Light Guide Plate *
Reflector Film

** Majority share
* Growth targets

Tredegar CORPORATION

Tredegar Corporation

Film Products: Surface Protection New Product Success

Pearl™

Record Cycle Time with a Leadership Product

SEPTEMBER 2012
Customer request for quality step improvement

OCTOBER 2012
Project Approval

MAY 2013
First Order Shipped

SEPTEMBER 2013
Sales >1MM lbs.
No Quality Issues

DECEMBER 2014
Sales > 3MM lbs.

APRIL 2015
Win with Second Customer



- Request from Customer to develop film with three-fold increase in quality
- New quality requirements went from 1000 microns to 300 microns
- Major win for Customer with wide market acceptance
- Expect to double sales of Pearl in 2015
- Next generation product is under development

Tredegar CORPORATION

Tredegar Corporation

Film Products: Specialty Films

PHILIPS

CREE

HUBBELL

OSRAM

GE

COOPER

AcuityBrands.
Expanding the boundaries of lighting™




CREE
LED




HALO LED


reflector
diffuser

Tredegar
CORPORATION

Tredegar Corporation
Film Products: Outlook

- Market conditions remain a challenge in Latin America for flexible packaging films
- Flexible packaging volume growth will accelerate in the second half of 2015
- Innovative product portfolio driving value
  - Innovative elastics and acquisition distribution products in personal care are winning with customers
  - New products in surface protection are driving favorable product mix and share gains
- Sustained trend in productivity gains in personal care and surface protection films

Tredegar CORPORATION

Tredegar CORPORATION



Brook Hamilton

Tredegar Corporation

Bonnell Aluminum: Strengths

- Industry-leading position in North American extrusions market with four U.S. manufacturing locations
- Market-focused manufacturing operations and world-class capabilities in extrusion and finishing services – fabrication, painting and anodizing
- Leadership position in core markets and strong long-term relationships with diverse customer base
- Positive market dynamics and growth trends in multiple end-use markets are driving demand

Tredegar CORPORATION

Tredegar Corporation

Bonnell Aluminum: Building & Construction Market



Extruded Shapes - Building & Construction Shipments in North America
Year-Over-Year Volume Growth
lbs. in millions
2500
2000
1500
1000
500
0
-15%
2%
-2%
3%
4%
8%
7%
2009
2010
2011
2012
2013
2014
2015F

Sources: The Aluminum Association; Lawrence Capital Management

Tredegar Corporation

Bonnell Aluminum: Automotive & Specialty






Pack 7A

Tredegar CORPORATION

Tredegar Corporation

Bonnell Aluminum: Select Customers

Mercedes-Benz

Jeep®

F-150

BIG ASS® SOLUTIONS
No Equal

MANKO
WINDOW SYSTEMS, INC.

GARDNER Builders, Inc.
Restoration • Remodeling

80/20
The Industrial Erector Set®

Harmon
Construction, Inc.
Building Relationships Before Buildings

Tredegar
CORPORATION

Tredegar Corporation

Bonnell Aluminum: Outlook

- Continued upward growth trajectory in building & construction market
- Robust demand for finished products, which provide value-add mix in building & construction
- Completion of upgraded anodizing capacity should enhance our ability to serve value-add mix in building and construction
- Additional customer programs coming on line as automotive press ramps up – significant platforms include Ford F-150 and Jeep Cherokee
- Robust demand from our specialty markets requiring medium strength alloys and fabrication services

Tredegar CORPORATION

Tredegar CORPORATION



Nancy Taylor

Tredegar Corporation
Outlook

- Market conditions remain a challenge in Latin America for flexible packaging films
- Innovative product portfolio driving value in Film Products
- Sustained trend in productivity gains in personal care materials and surface protection films
- Continued upward growth trajectory in building & construction market
- Completion of upgraded anodizing capacity should enhance our ability to serve value-add mix in building & construction

Tredegar CORPORATION

Tredegar Corporation

Translating Strategy into Action

Customer Concentration in Film Products and End-Market Concentration in Bonnell Aluminum



2010
($521 million in net sales[1])
2014
($579 million in net sales[1])
Film Products
48%
52%
P&G
All Other
38%
62%
($200 million in net sales[1])
($344 million in net sales[1])
Bonnell Aluminum
18%
82%
Building & Construction
All Other
36%
64%

[1] *Net sales defined as sales less freight. See Note 1 in GAAP to Non-GAAP Reconciliations for more information on this non-GAAP financial measure.*

Tredegar Corporation
Translating Strategy into Action

- Well-positioned for future growth in attractive markets
  - Leadership positions in diverse markets
  - Strength of product innovation is creating additional value
- Recent investments in added capacity and capabilities are in place
- Poised for earnings growth and cash flow generation

Tredegar
CORPORATION



Greg Williams



Don Cowles

Q&A



GAAP Reconciliations

Supplemental Information
Notes

Notes:

1. Net sales represent sales less freight. Net sales is a financial measure that is not calculated in accordance with U.S. generally accepted accounting principles (U.S. GAAP), and it is not intended to represent sales as defined by U.S. GAAP. Net sales is a key measure used by the chief operating decision maker of each segment for purposes of assessing performance. A reconciliation of net sales to sales is shown below:

(In millions)	**2014**
Film Products:	
Personal care materials	$317.1
Flexible packaging films	114.3
Surface protection films	90.1
Polythethylene overwrap & polypropylene films	44.3
Films for other markets	12.9
Subtotal	578.7
Aluminum Extrusions	344.3
Total net sales	923.0
Add back freight	28.8
Sales as shown in consolidated statements of income	$951.8

(In millions)	**2010**
Film Products	$520.8
Aluminum Extrusions	199.6
Total net sales	720.4
Add back freight	17.8
Sales as shown in consolidated statements of income	$738.2

Tredegar CORPORATION